BLACKROCK FUNDS III
BlackRock Cash Funds: Prime
(the “Fund”)

Supplement dated February 23, 2017 to the
Prospectuses, Summary Prospectuses and Statements of Additional Information
each dated October 11, 2016

On February 23, 2017, the Board of Trustees of BlackRock Funds III (the “Trust”) approved a proposal to close the Fund to new purchases and thereafter to liquidate the Fund.

Accordingly, effective 3:00 p.m. (Eastern time) on April 24, 2017, the Fund will no longer accept purchase orders. On or about April 28, 2017 (the “Liquidation Date”), all of the assets of the Fund will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the 3:00 p.m. (Eastern time) net asset value per share and the Fund will then be terminated as a series of the Trust.

Shareholders may redeem their Fund shares or exchange their shares into an appropriate class of shares of another money market fund advised by BlackRock Advisors, LLC or its affiliates, at any time prior to the Liquidation Date. The Fund may not achieve its investment objective as the Liquidation Date approaches.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-CFPRI-0217SUP